Exhibit 3.99(a)

FILED
94 MAY 13 PM 3:42
SECRETARY OF STATE
TALLAHASSEE, FLORIDA

ARTICLES OF AMENDMENT
TO
ARTICLES OF ORGANIZATION

Pursuant to the provision of section 608.411, [Illegible] Statutes, the undersigned limited liability company adopts they following articles of amendment to its articles of organization and swears to the following:

FIRST:        The name of the limited liability company in HPG, L.C.

SECOND:   The following amendment to the articles of organization was adopted by the limited liability company:

Article VIII is amended to read as follows:

ARTICLE VIII
MANAGEMENT

The LLC shall be managed by M-Golf, Inc., whose address is 5200 Newberry Road, Suite E-9, Gainesville, FL 32605.

THIRD:       The amendment was adopted by the members of the limited liability company on the 20th day of September, 1993. The date of filing of the articles of organization was December 15, 1992.

Dated: January 26, 1994

SIGNATURES OF ALL MEMBERS

/s/ Gary Player
GARY PLAYER

/s/ Wayne Millar
WAYNE MILLAR

HG JOINT VENTURE, a Florida
joint venture

BY:	HAILE PLANTATION CORP.

BY:	/s/ Illegible
As Its President

BY:	BGR OF HAILE, INC.

BY:	/s/ Robert R. Rowe
As Its President

/s/ Robert R. Rowe
ROBERT R. ROWE

/s/ Charles L. Blount
CHARLES L. BLOUNT

STATE OF FLORIDA

COUNTY OF ALACHUA

Before me, the undersigned authority personally appeared. GARY PLAYER, to me well known to be the persons who executed the foregoing articles of amendment to articles of organization and acknowledge before me, according to law, that they made and subscribed the same for the purposes therein mentioned and set forth.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 26th day of January, 1994.

/s/ Linda Wilkinson Turner
Print Name:
(SEAL) [Notary Public Seal]	Notary Public, State of
at Large.
My Commission Expires:
Serial Number, if any:

STATE OF FLORIDA

COUNTY OF ALACHUA

Before me, the undersigned authority personally appeared WAYNE MILLAR, to me well known to be the persons who executed the foregoing articles of amendment to articles of organization and acknowledge before me, according to law, that they made and subscribed the same for the purposes therein mentioned and set forth.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 26th day of January, 1994.

/s/ Linda Wilkinson Turner
Print Name:
(SEAL) [Notary Public Seal]	Notary Public, State of
at Large.
My Commission Expires:
Serial Number, if any:

STATE OF FLORIDA

COUNTY OF ALACHUA

Before me, the undersigned authority personally appeared Robert Kramer as President of HAILE PLANTATION CORPORATION, a Florida corporation, a venturer in HG JOINT VENTURE, a Florida joint venture, to me well known to be the persons who executed the foregoing articles of amendment to articles of organization and acknowledge before me, according to law, that they made and subscribed the same for the purposes therein mentioned and set forth.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 26th day of January, 1994.

/s/ Linda Wilkinson Turner
Print Name:
(SEAL) [Notary Public Seal]	Notary Public, State of
at Large.
My Commission Expires:
Serial Number, if any:

STATE OF FLORIDA

COUNTY OF ALACHUA

Before me, the undersigned authority personally appeared Robert R. Rowe as President BGR OF HAILE, INC., a Florida corporation, a venturer in HG JOINT VENTURE, a Florida joint venture, to me well known to be the persons who executed the foregoing articles of amendment to articles of organization and acknowledge before me, according to law, that they made and subscribed the same for the purposes therein mentioned and set forth.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 26th day of January, 1994.

/s/ Linda Wilkinson Turner
Print Name:
(SEAL) [Notary Public Seal]	Notary Public, State of
at Large.
My Commission Expires:

Serial Number, if any:

STATE OF FLORIDA

COUNTY OF ALACHUA

Before me, the undersigned authority personally appeared ROBERT R. ROWE, to me well known to be the persons who executed the foregoing articles of amendment to articles of organization and acknowledge before me, according to law, that they made and subscribed the same for the purposes therein mentioned and set forth.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 26th day of January, 1994.

/s/ Linda Wilkinson Turner
Print Name:
(SEAL) [Notary Public Seal]	Notary Public, State of
at Large.
My Commission Expires:

Serial Number, if any:

STATE OF FLORIDA

COUNTY OF ALACHUA

Before me, the undersigned authority personally appeared CHARLES L. BLOUNT, to me well known to be the persons who executed the foregoing articles of amendment to articles of organization and acknowledge before me, according to law, that they made and subscribed the same for the purpose therein mentioned and set forth.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 26th day of January, 1994.

/s/ Linda Wilkinson Turner
Print Name:
(SEAL) [Notary Public Seal]	Notary Public, State of
at Large.
My Commission Expires:

Serial Number, if any:

FILED
1992 DEC 15 PM 1:50
SECRETARY OF STATE
TALLAHASSEE, FLORIDA

ARTICLES OF ORGANIZATION

OF

HPG, L.C.

AGREEMENT made as of the 24th day of November, 1992, by and among GARY PLAYER, WAYNE MILLAR, MG JOINT VENTURE, a Florida joint venture, ROBERT R. ROWE and CHARLES L. BLOUNT (hereinafter the Members or individually the Member);

NOW THEREFORE, it is mutually agreed as follows:

ARTICLE I

FORMATION OF LIMITED LIABILITY COMPANY

The Members hereby creat a limited liability company (the “LLC”) under F.S. 608 of the laws of the State of Florida (the “Act”) for the purposes described in Article 3 below.

ARTICLE II

NAME

The name of the LLC shall be HPG, L.C., or such other name selected by the Members as may be acceptable to the appropriate recording official of the State of Florida.

ARTICLE III

PURPOSES AND POWERS

The general nature of the business or businesses to be transacted and which the LLC is authorized to transact, in addition to those authorised by the laws of the State of Florida, and the powers of the LLC, shall be as follows:

1.         To engage in any activity or business authorized under the Florida Statutes.

2.         In general, to carry on any and all incidental business; to have and exercise all the powers conferred by the laws of the State of Florida, and to do any and all things herein set forth to the same extent as a natural person might or could do.

3.         To purchase or otherwise acquire, undertake, carry on, improve, or develop, all or any of the business, good will, rights, assets, and liabilities of any person, firm, association, or corporation carrying on any kind of business of a similar nature to that which this limited liability company is authorized to carry on, pursuant to the provisions of the Articles; and to hold, utilize, and in any manner dispose of the rights and property so acquired.

4.         To enter into and make all necessary contracts for its business with any person, entity, partnership, association, corporation, domestic or foreign, or of any domestic or foreign state, government, or governmental authority, or of any political or administrative subdivision, or department thereof, and to perform and carry out, assign, cancel, or rescind any of such contracts.

5.         To exercise all or any of the LLC powers, and to carry out all or any of the purposes, enumerated herein otherwise granted or permitted by law, while acting as agent, nominee, or attorney-in-fact for any persons or corporations, and perform any service under contract or otherwise for any corporation, joint stock company, association, partnership, firm, syndicate, individual, or other entity, and in such capacity or under such arrangement, develop, improve, stabilize, strengthen, or extend the property and commercial interest thereof, and to aid, assist, or participate in any lawful enterprise in connection therewith or incidental to such agency, representation, or service, and to render any other service or assistance insofar as it lawfully may under the laws of the State of Florida, providing for the formation, rights, privileges, and immunities of limited liability companies for profit.

6.         To do everything necessary, proper, advisable, or convenient for the accomplishment of any of the purposes, or the attainment of any of the objects, or the furtherance of any of the powers herein set forth, either alone or in association with others incidental or pertaining to, or going out of, or connected with its business or powers, provided the same shall not be inconsistent with the laws of the State of Florida.

7.         The several clauses contained in this statement of the general nature of the business or businesses to be transacted shall be construed as both purposes and powers of this LLC, and statements contained in each clause shall, except as otherwise expressed, be in no way limited or restricted by reference to or inference from the terms of any other clause. They shall be regarded as independent purposes and powers.

Nothing herein contained shall be deemed or construed as authorizing or permitting, or purporting to authorize or permit the LLC to carry on any business, exercise any power, or do any act which a limited liability company may not, under the laws of the State of Florida, lawfully carry on, exercise, or do.

ARTICLE IV

PRINCIPAL PLACE OF BUSINESS

The business office of the LLC shall be located at 9120 S.W. 46th Boulevard, Gainesville, Florida 32608, or at such other location as may be agreed in writing by the Members.

ARTICLE V

DURATION

This agreement shall become effective on the date hereof, and the LLC shall continue for a period of thirty (30) years from the date hereof, unless sooner terminated by the Members.

ARTICLE VI

CAPITAL CONTRIBUTIONS

Capital contributions in the amount of FIVE THOUSAND AND NO/100 DOLLARS ($5,000.00) cash shall be paid to the LLC by the Members in proportion to their respective percentage interest in the LLC.

In addition to the above, the Members shall be required to make such additional capital contributions as are agreed upon by a vote of the majority in interest of the Members of the LLC.

ARTICLE VII

LIMITED LIABILITY COMPANY POWERS

All the LLC powers shall be exercised by or under the authority of, and the business and affairs of this LLC shall be managed under the direction of the Members of this LLC. This article may be amended from time to time in the regulations of the LLC by a unanimous vote of the Members of the LLC.

ARTICLE VIII

MANAGEMENT

Management of this LLC is reserved to the Members, whose names and addresses are as follows:

Name	Address
Gary Player	c/o International Management Group
One Erieview Plaza
Cleveland, Ohio 44114

Wayne Millar	5200 Newberry Road, Suite E-9
Gainesville, FL 32605

HG Joint Venture	c/o Robert R. Rowe
5200 Newberry Road, Suite E-9
Gainesville, FL 32605

Charles L. Blount	423 S.W. 93rd Street
Gainesville, FL 32607

Robert R. Rowe	5200 Newberry Road, Suite E-9
Gainesville, FL 32605

ARTICLE IX

INITIAL REGISTERED OFFICE AND REGISTERED AGENT

The address of the initial registered office of the LLC is 5200 Newberry Road, Building E-9, City of Gainesville, County of Alachua, State of Florida 32607, and the name of its initial registered agent at such address is ROBERT R. ROWE.

ARTICLE X

RESTRICTIONS ON MEMBERSHIP

Members shall have the right to admit new members by unanimous consent. Contributions required of new members shall be determined as of the time of admission to the LLC.

A Member’s interest in the LLC may not be sold or otherwise transferred except as shall be provided in the regulations adopted by the Members.

Upon the death, retirement, resignation, expulsion, bankruptcy, or dissolution of a Member, or the occurrence of any other event that terminates the continued membership of a Member in the LLC, the LLC shall continue unless the Members by majority in interest vote to dissolve the LLC.

The undersigned, being the original Members of the LLC, hereby certify that the foregoing constitutes the proposed Articles of Organization of HPG, L.C.

Executed by the undersigned at GAINESVILLE, FLORIDA on November 24, 1992.

/s/ Gary Player
GARY PLAYER

/s/ Wayne Millar
WAYNE MILLAR

HG JOINT VENTURE, a Florida
joint venture

BY:	HAILE PLANTATION CORP.

BY:	/s/ Illegible
As Its President

BY: BGR OF HAILE, INC.

BY:	/s/ Robert R. Rowe
As Its President

/s/ Robert R. Rowe
ROBERT R. ROWE

/s/ Charles L. Blount
CHARLES L. BLOUNT

STATE OF FLORIDA

COUNTY OF ALACHUA

The foregoing instrument was acknowledged before me this 7th day of December, 1992, by GARY PLAYER. Such person(s):

☐	did take an oath.
☒	did not take an oath.
☒	is/are personally known to me.
☐	produced as identification.

/s/ Robert R. Rowe
Print Name: Robert R. Rowe
(SEAL)	Notary Public, State of Florida
at Large.
My Commission Expires:[STAMP]

Serial Number, if any:

STATE OF FLORIDA

COUNTY OF ALACHUA

The foregoing instrument was acknowledged before me this 8th day of December, 1992, by WAYNE MILLAR. Such person(s):

☐	did take an oath.
☒	did not take an oath.
☒	is/are personally known to me.
☐	produced as identification.

/s/ Robert R. Rowe
Print Name: Robert R. Rowe
(SEAL)	Notary Public, State of Florida
at Large.
My Commission Expires: [STAMP]

Serial Number, if any:

STATE OF FLORIDA

COUNTY OF ALACHUA

The foregoing instrument was acknowledge before me this 25th day of November, 1992, by Robert Rramer as President of HAILE PLANTATION CORPORATION, a Florida corporation, a venturer in HG JOINT VENTURE, a Florida joint venture, on behalf of said corporation. Such person(s):

☐	did take an oath.
☒	did not take an oath.
☒	is/are personally known to me.
☐	produced a current Florida Driver’s license as identification.
☐	produced as identification.

/s/ DeAnn Larsen
Print Name: DeAnn Larsen
(SEAL)	Notary Public, State of Florida
at Large.
My Commission Expires: [Illegible]

Serial Number, if any: CC129451

STATE OF FLORIDA

COUNTY OF ALACHUA

The foregoing instrument was acknowledged before me this 27th day of November, 1992, by Robert R. Rowe as President of BGR OF HAILE, INC., a Florida corporation, a venturer in HG JOINT VENTURE, a Florida joint venture, on behalf of said corporation. Such person(s):

☐	did take an oath.
☒	did not take an oath.
☒	is/are personally known to me.
☐	produced a current Florida Driver’s license as identification.
☐	produced as identification.

/s/ DeAnn Larsen
Print Name: DeAnn Larsen
(SEAL)	Notary Public, State of Florida
at Large.
My Commission Expires: [Illegible]

Serial Number, if any: CC129451

STATE OF FLORIDA

COUNTY OF ALACHUA

The foregoing instrument was acknowledged before me this 25th day of November, 1992, by ROBERT R. ROWE. Such person(s):

☐	did take an oath.
☒	did not take an oath.
☒	is/are personally known to me.
☐	produced a current Florida Driver’s license as identification.
☐	produced as identification.

/s/ DeAnn Larsen
Print Name: DeAnn Larsen
(SEAL)	Notary Public, State of Florida
at Large.
My Commission Expires: [Illegible]

Serial Number, if any: CC129451

STATE OF FLORIDA

COUNTY OF ALACHUA

They foregoing instrument was acknowledged before me this 25th day of November, 1992, by CHARLES L. BLOUNT. Such person(s):

☐	did take an oath.
☒	did not take an oath.
☒	is/are personally known to me.
☐	produced a current Florida Driver’s license as identification.
☐	produced as identification.

/s/ DeAnn Larsen
Print Name: DeAnn Larsen
(SEAL)	Notary Public, State of Florida
at Large.
My Commission Expires: [Illegible]

Serial Number, if any: CC129451

FILED
1992 DEC 15 PM 1:50
SECRETARY OF STATE
TALLAHASSEE, FLORIDA

CERTIFICATE OF REGISTERED AGENT

I HEREBY accept designation of registered agent for HPG, L.C., and hereby agree to fulfill the obligations thereof. I hereby am familiar with and accept the duties and responsibilities as registered agent for said corporation.

IN WITNESS WHEREOF, I have hereto set my hand and seal this 12th day of December, 1992.

/s/ Robert R. Rowe
ROBERT R. ROWE

STATE OF FLORIDA

COUNTY OF ALACHUA

BEFORE ME personally appeared the following registered agent, ROBERT R. ROWE, to me well known and known to me to be the individual described in and who executed the foregoing Certificate of Registered Agent, and he acknowledged before me that he executed the same for the purposes therein expressed and who did not take an oath.

WITNESS my hand and official meal in the County and State above named this 12th day of December, 1992.

/s/ Linda Lee Wilkinson
Print Name: Linda Lee Wilkinson
(SEAL)	Notary Public, State of
Florida at Large.
My Commission Expires: 6-11-93
Serial Number: #672244